UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2009

MoneyGram International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31950	16-1690064
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1550 Utica Avenue South, Suite 100, Minneapolis, Minnesota		55416
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-591-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 12, 2009, the Board of Directors of MoneyGram International, Inc. (the "Corporation") entered into an Amendment to Employment Agreement with Pamela H. Patsley, Executive Chairman of the Corporation, to provide that her annual bonus shall be 100% (as opposed to 50%) of her Base Salary if the defined base target is achieved and 200% (as opposed to 100%) of the her Base Salary if the maximum defined target is achieved. This summary is subject to the full text of the amendment to employment agreement, a copy of which is filed herewith as Exhibit 10.01.

In addition, on May 12, 2009, the Board of Directors of the Corporation granted Ms. Patsley non-qualified stock options to purchase 1,000,000 shares of common stock of the Corporation, with an exercise price of $1.59, the Fair Market Value on the date of grant, which grant was made under the MoneyGram International, Inc. 2005 Omnibus Incentive Plan (the "Omnibus Plan") pursuant to the Non-Qualified Stock Option Agreement dated May 12, 2009. Options for 50% of the shares are considered "Time Vested" and options for 50% of the shares are considered "Performance Vested."

The Time Vested options will vest in equal installments over four years on the anniversary of the grant date. The Performance Vested options will vest as follows: Options for 50% of the shares will vest when the value of the common stock of the Corporation has reached $3.18 per share for a period of 20 consecutive trading days during the 5-year period following the grant date; and options for 50% of the shares will vest when the value of the common stock of the Corporation has reached $4.77 per share for a period of 20 consecutive trading days during the 5-year period following the grant date. If the shares of common stock of the Corporation are not publicly traded, then vesting for the options that are Performance Vested will be vested in the manner set forth in the stock option agreement. This summary is subject to the full text of the non-qualified stock option agreement, a copy of which is filed herewith as Exhibit 10.02.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoneyGram International, Inc.

May 18, 2009	By:	/s/ Teresa H. Johnson

Name: Teresa H. Johnson
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.01	Amendment to Employment Agreement, dated as of May 12, 2009, between MoneyGram International, Inc. and Pamela H. Patsley
10.02	Non-Qualified Stock Option Agreement, dated May 12, 2009, between MoneyGram International, Inc. and Pamela H. Patsley